SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 4, 2004

(Date of report/date of earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address,

if changed since last report)

ITEM 5. OTHER EVENTS.

The Annual Meeting of Shareholders of the Registrant will be held at 10:00 a.m. (local time) on April 21, 2004, at the Hilton Garden Inn and Gateway Conference Center, 1100 Carnegie Avenue, Cleveland, Ohio 44145.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Date: February 4, 2004	By:	/s/ W. Granger Souder, Jr.
W. Granger Souder, Jr.
EVP/General Counsel & Corporate Secretary